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                                                                   Exhibit 10.10


      Amendment no. 2 to AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of January 14, 2002, by and among:

                  (1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the "Borrower"),

                  (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (in such capacity, the "Servicer"),

                  (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "Blue Ridge"), WACHOVIA BANK, N.A., in its capacity as a Liquidity Bank to Blue Ridge ("Wachovia"), and Lloyds TSB Bank plc, in its capacity as a Liquidity Bank to Blue Ridge ("Lloyds" and, together with Blue Ridge and Wachovia, the "Blue Ridge Group"),

                  (4) ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation (together with its successors, "Atlantic"), and Credit Lyonnais New York Branch, in its capacity as a Liquidity Bank to Atlantic (together with Atlantic, the "Atlantic Group"),

                  (5) WACHOVIA BANK, N.A., in its capacity as agent for the Blue Ridge Group (together with its successors in such capacity, the "Blue Ridge Agent" or a "Co-Agent"), and Credit Lyonnais New York Branch, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the "Atlantic Agent" or a "Co-Agent"), and

                  (6) WACHOVIA BANK, N.A., as administrative agent for the Blue Ridge Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the "Administrative Agent" and together with each of the Co-Agents, the "Agents"), with respect to that certain Amended and Restated Credit and Security Agreement dated as of September 28, 2001, by and among the parties hereto (as heretofore amended, the "Existing Agreement" which, as amended hereby, is hereinafter referred to as the "Agreement").

                  Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

                  W I T N E S S E T H :

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                  1. Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement to (a) increase the Commitment of Wachovia from $156,000,000 to $200,980,392.16 as of the date hereof, (b) decrease the Commitment of Lloyds from $50,000,000 to $49,019,607.84, and (c) amend and restate the definition of "Blue Ridge Liquidity Agreement" to read as follows:

                  "Blue Ridge Liquidity Agreement" means the Third Amended and Restated Liquidity Asset Purchase Agreement dated as of January 14, 2002 among Blue Ridge, the Blue Ridge Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

                  2. Representations.






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                  2.1. Each of the Loan Parties represents and warrants to the
Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                  3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent (a) of a counterpart hereof duly executed by each of the parties hereto, (b) of a duly executed amendment and restatement of the Blue Ridge Liquidity Agreement increasing Wachovia's Maximum Liquidity Purchase (as therein defined) to $205,000,000, and (c) of a fully-earned and non-refundable $10,000 amendment fee in immediately available funds for Wachovia's sole account.

                  4. Miscellaneous.

                  4.1. Except as expressly amended hereby, the Existing Agreement and shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                  4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                  4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                  4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                  4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                  4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                  [Signature pages follow]



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.





                  QUEST DIAGNOSTICS RECEIVABLES INC.





                  By:  __________________________________

                        Name:

                        Title:







                  QUEST DIAGNOSTICS INCORPORATED





                  By:  __________________________________

                        Name:

                        Title:





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                  WACHOVIA BANK, N.A., individually, as Administrative Agent and as Blue Ridge Agent





                  By:  __________________________________

                        Name:

                        Title:







                  BLUE RIDGE ASSET FUNDING CORPORATION



                  BY:  WACHOVIA BANK, N.A., its attorney-in-fact





                  By:  __________________________________

                           Name:

                           Title:



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                  Atlantic Asset Securitization Corp.



                  By:  Credit Lyonnais New York Branch., its attorney-in-fact









                  By:  _________________________________

                  Name:    Konstantina Kourmpetis

                  Title:   Director













                  Credit Lyonnais New York Branch





                  By:  _________________________________

                  Name:    Konstantina Kourmpetis

                  Title:   Director




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                  Lloyds TSB Bank plc







                  By:  __________________________________

                           Name:

                           Title:





                  By:  __________________________________

                           Name:

                           Title:






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